Exhibit 99.2

Blucora, Inc.

Q1 2013 Earnings

Supplemental Information

Blucora Consolidated Financial Results

(in thousands except earnings per share, rounding differences may exist)

2011	2012	2013
FYE 12/31	1Q12	2Q12	3Q12	4Q12	FYE 12/31	1Q13
Segment Revenue
Search	$228,814	$75,295	$81,808	$91,408	$96,303	$344,814	$100,601
Tax Preparation (1)	—	40,401	19,075	1,462	1,167	62,105	64,737

Total	$228,814	$115,696	$100,883	$92,870	$97,470	$406,919	$165,338
Segment Income (Loss) (2)
Search	$46,206	$13,373	$15,078	$16,356	$17,378	$62,185	$18,270
Tax Preparation (1)	—	22,135	11,954	(1,561)	(2,476)	30,052	30,784

Total	$46,206	$35,508	$27,032	$14,795	$14,902	$92,237	$49,054
Segment Income (Loss) % of Revenue
Search	20%	18%	18%	18%	18%	18%	18%
Tax Preparation	na	55%	63%	(107%)	(212%)	48%	48%

Total	20%	31%	27%	16%	15%	23%	30%
Unallocated Corporate Operating Expense	$9,583	$3,806	(3)	$2,525	$2,695	$2,772	$11,798	$3,198

Adjusted EBITDA	$36,623	$31,702	$24,507	$12,100	$12,130	$80,439	$45,856
Other Unallocated Corporate
Depreciation	$4,861	$951	$956	$988	$917	$3,812	$1,003
Amortization of Intangibles	2,595	3,624	(4)	5,248	5,183	5,144	19,199	5,109
Stock Compensation	7,687	6,708	(5)	2,020	2,195	2,300	13,223	2,485
Other (Income) Loss	1,245	1,555	930	5,196	(6)	(1,004	)(7)	6,677	1,005

Total	$16,388	$12,838	$9,154	$13,562	$7,357	$42,911	$9,602
Income (Loss) Before Taxes	20,235	18,864	15,353	(1,462)	4,773	37,528	36,254
Income Tax
Cash	$1,712	$861	$474	$(185)	$293	$1,443	$1,472
Non-cash (8)	(13,000)	6,597	5,181	1,121	660	13,559	11,174

Total	$(11,288	)(9)	$7,458	$5,655	$936	$953	$15,002	$12,646
Income (Loss) from Continuing Operations	31,523	11,406	9,698	(2,398)	3,820	22,526	23,608
Discontinued Operations Loss (10)	(9,927)	—	—	—	—	—	—
GAAP Net Income (Loss)	$21,596	$11,406	$9,698	$(2,398)	$3,820	$22,526	$23,608
GAAP Earnings Per Share—diluted	$0.56	$0.28	$0.23	(11)	$(0.06)	$0.04	(11)	$0.54	0.53	(13)
Non-GAAP Net Income	$(11,195)	$28,517	$21,817	$10,421	$10,005	$70,760	$41,997
Non-GAAP Earnings (Loss) Per Share—diluted	$(0.29)	$0.70	$0.53	$0.25	(12)	$0.24	$1.70	$0.95
Outstanding Shares	39,534	39,804	40,334	40,633	40,832	40,832	40,933
Basic Shares	37,954	39,692	40,116	40,511	40,789	40,279	40,911
Fully-diluted Shares	38,621	40,978	41,245	40,511	42,411	41,672	44,294
Cash & Short-term Investment	$293,551	$129,868	$141,867	$150,417	$162,288	$162,288	$401,677
Outstanding Debt	—	85,000	75,000	74,496	74,496	74,496	275,746

Net Cash	$293,551	$44,868	$66,867	$75,921	$87,792	$87,792	$125,931

Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)

On January 31, 2012, the Company acquired TaxACT Holdings, Inc. and its wholly-owned subsidiary, 2nd Story Software, Inc., which operates the TaxACT tax preparation software and online service and software business. The TaxACT business consists of an online tax preparation service for individuals, tax preparation software for individuals and professional tax preparers, and ancillary data storage services. The majority of the TaxACT business’s revenue is generated by the online service at www.taxact.com. As a highly seasonal business, almost all of the TaxACT revenue is generated in the first four months of the calendar year. Amounts for 2012 represent the results of operations for the TaxACT business from February 1, 2012 to December 31, 2012.

(2)

The Company does not allocate certain general, administrative, and overhead costs, or stock-based compensation, depreciation, amortization of intangible assets, other loss (income), net, income tax expense, or results from discontinued operations to the reportable segments. The general, administrative and overhead costs are included in Unallocated Corporate Operating Expense.

(3)	Amount for the quarter ended March 31, 2012 includes $1.1 million in transaction costs related to the TaxACT acquisition.
(4)	Amount for the quarter ended March 31, 2012 includes $3.4 million related to amortization of acquired intangible assets related to the TaxACT acquisition.
(5)

In the quarter ended March 31, 2012, $5.2 million in stock-based compensation expense was recorded in association with the modification of the terms of a warrant and the vesting of a non-employee performance-based equity award, which were both triggered by the acquisition of the TaxACT business.

(6)	Amount includes $4.3 million related to loss on derivative.
(7)	Amount includes $1.9 million related to gain on derivative.
(8)

Amounts represent the non-cash portion of income tax expense from continuing operations. The Company excludes the non-cash portion of income tax expense because of its ability to offset a substantial portion of its cash tax liabilities by using these deferred tax assets. The majority of these deferred tax assets will expire if unutilized in 2020.

(9)	Amount includes a tax benefit of $18.9 million, due to the release of the valuation allowance on deferred tax assets.
(10)

In the quarter ended June 30, 2011, the Company completed the sale of its Mercantila e-commerce business. The operating results of that business have been presented as discontinued operations for all periods presented.

(11)	Calculation excludes the income effect of dilutive derivative instruments.
(12)	Calculation uses 42,048,000 fully-diluted shares, due to non-GAAP net income .
13)	Calculation excludes the income effect of dilutive derivative instruments and interest expense, amortization of debt issuance costs, and accretion of discount on convertible debt, net of tax effect.

Blucora Non-GAAP Reconciliation (1)

(in thousands except earnings per share, rounding differences may exist)

	2011	2012					2013
	FYE 12/31	1Q12	2Q12	3Q12	4Q12	FYE 12/31	1Q13
Adjusted EBITDA
Net Income (loss) (2)	$21,596	$11,406	$9,698	$(2,398)	$3,820	$22,526	$23,608
Discontinued operations	9,927	—	—	—	—	—	—
Depreciation	4,861	951	956	988	917	3,812	1,003
Amortization of intangible assets	2,595	3,624	5,248	5,183	5,144	19,199	5,109
Stock-based compensation	7,687	6,708	2,020	2,195	2,300	13,223	2,485
Other (income) loss (3)	1,245	1,555	930	5,196	(1,004)	6,677	1,005
Income tax expense (benefit)	(11,288)	7,458	5,655	936	953	15,002	12,646

Adjusted EBITDA	$36,623	$31,702	$24,507	$12,100	$12,130	$80,439	$45,856
Non-GAAP Net Income
Net Income (loss) (2)	$21,596	$11,406	$9,698	$(2,398)	$3,820	$22,526	$23,608
Discontinued operations	9,927	—	—	—	—	—	—
Amortization of acquired intangible assets	2,595	3,624	5,248	5,183	5,144	19,199	5,109
Accretion of debt discount on convertible notes	—	—	—	—	—	—	132
Stock-based compensation	7,687	6,708	2,020	2,195	2,300	13,223	2,485
Loss / (Gain) on derivative	—	272	(333)	4,335	(1,928)	2,346	(348)
Cash tax impacts of GAAP adjustments	(40)	(90)	3	(15)	9	(93)	(163)
Non-cash income tax expenses (benefit) from continuing operations (1)	(13,000)	6,597	5,181	1,121	660	13,559	11,174

Non-GAAP net income (4) (5)	$28,765	$28,517	$21,817	$10,421	$10,005	$70,760	$41,997
Non-GAAP Earnings Per Share
Non-GAAP Net Income	$28,765	$28,517	$21,817	$10,421	$10,005	$70,760	$41,997
Non-GAAP Earnings Per Share (4)	$0.74	$0.70	$0.53	$0.25	$0.24	$1.70	$0.95
Fully-diluted Shares	38,621	40,978	41,245	42,048	42,411	41,672	44,294

(1)

For definitions of these non-GAAP financial measures and their relationship to the Company’s GAAP financial statements, please see Note 1 to the Company’s Reconciliations of Non-GAAP financial Measures to the Nearest Comparable GAAP Measure for the three months ended March 31, 2013 and 2012 in exhibit 99.1 to this Current Report on Form 8-K filed on May 2, 2013.

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3)

Other (income) loss, net includes such items as interest expense, interest income, derivative instrument gains or losses, foreign currency gains or losses, gains or losses from the disposal of assets, adjustments to the fair values of contingent liabilities related to business combinations, gains on resolutions of contingencies and litigation settlements.

(4)	Amounts previously disclosed have been revised to reflect the effect of classifying the Company’s Mercantila e-commerce business as discontinued operations.
(5)

The Company defines Non-GAAP Net Income differently effective with the quarter ended March 31, 2013 to include accretion of debt discount on convertible notes. The Company’s new definition of non-GAAP net income does not impact presentation of this non-GAAP financial measure for prior periods.

Blucora Operating Metrics - Search

	2011	2012					2013
	FYE 12/31	1Q12	2Q12	3Q12	4Q12	FYE 12/31	1Q13
Revenue by Source
Owned & Operated (B2C)	21%	13%	12%	12%	11%	12%	12%
Distribution (B2B)	79%	87%	88%	88%	89%	88%	88%

*	Owned & Operated includes revenue from the Make The Web Better acquisition in 2Q 2010; the installed base has experienced attrition since the acquisition. Owned & Operated also includes other development-stage initiatives.

Blucora Operating Metrics - Tax Preparation

(in thousands, rounding differences may exist)

Consumer (DDIY) e-files

	Quarters ended March 31,			Tax season ended
	2013	2012	% change	April 16, 2013	April 18, 2012	% change
TaxACT Desktop	190	182	4%	270	256	5%
TaxACT Online	3,855	3,605	7%	4,865	4,490	8%

TaxACT sub-total units	4,045	3,787	7%	5,135	4,746	8%
TaxACT Free File Alliance	111	124	(10%)	147	160	(8%)

TaxACT total units (1)	4,156	3,911	6%	5,282	4,906	8%

(1)	The Company has redefined e-files in the current year to exclude e-filed extensions as it believes this is a more accurate metric in evaluating performance of the Tax Preparation segment.

Tax Preparation Segment - Pro Forma 1Q Year-over-Year Results

(in thousands, rounding differences may exist)

	Three Months Ended March 31
	(a) 2013	(b) 2012		Growth
Pro Forma Revenue	$65,386	$61,944		6%
Pro Forma Segment Income	$31,433	$30,577	(c)	3%
Segment Margin	48%	49%

(a)	Includes $650,000 of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition.
(b)	Includes $650,000 of revenue not reported on a GAAP basis due to purchase accounting in February and March 2012, and revenue of $20.9 million for January 2012 (prior to acquisition).
(c)	Excludes $120,000 of non-operational expenses related to a non-consummated sales transaction for 1Q 2012.

Pro Forma - Consolidated Financial Performance

twelve months ending 3/31/2013

(in thousands, rounding differences may exist)

	(a) Tax Preparation	Search	Corporate	Consolidated
Revenue	$89,074	$370,121	$—	$459,195
Segment income	$41,336	$67,081	$—	$108,417
Unallocated Corporate expenses	$—	$—	$(11,191)	$(11,191)

Adjusted EBITDA				$97,226
Non-GAAP Net Income				$86,706
Non-GAAP Earnings Per Share				$2.04
Diluted Shares for the twelve-month period ended March 31, 2013				42,496

(a)	Includes $2.6M of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition in 2012.

Pro-Forma Free Cash Flow (“FCF”)

twelve months ending 3/31/2013

(in thousands, rounding differences may exist)

Pro Forma Adjusted EBITDA	$97,226	(a)
Less—Pro Forma Capital Expenditures	$(5,110)
Less—Pro Forma Cash Taxes	$(2,223)

Unlevered FCF	$89,893
Less—Pro Forma Cash Interest Expense	$(3,617	)(b)

Levered FCF	$86,277

(a)	See reconciliation of Pro Forma Adjusted EBITDA on Blucora Pro Forma Non-GAAP Reconciliation.
(b)	Amount represents cash interest expense on term and convertible debt.

Blucora Pro Forma Non-GAAP Reconciliation (1)

twelve months ending 3/31/2013

(in thousands except rates, rounding differences may exist)

Pro Forma Adjusted EBITDA
Pro forma income from continuing operations	$37,130
Pro forma depreciation	$3,863
Pro forma amortization of intangible assets	$20,684
Pro forma stock-based compensation	$9,000
Pro forma other expense, net	$6,126
Pro forma income tax expense	$20,423

Pro Forma Adjusted EBITDA	$97,226

Pro Forma Non-GAAP Net Income
Pro forma income from continuing operations	$37,130
Pro forma amortization of acquired intangible assets	$20,684
Pro forma accretion of debt discount on convertible debt	$132
Pro forma stock-based compensation	$9,000
Loss on derivative	$1,726
Pro forma cash tax impact of GAAP adjustments	$(166)
Pro forma non-cash income tax expense from continuing operations	$18,200

Pro forma non-GAAP net income	$86,706

Pro forma non-GAAP Earnings per share—diluted	$2.04
Weighted average diluted shares	42,496

(1)	For definitions of these non-GAAP financial measures and their relationship to the Company’s GAAP financial statements, please see Note 1 to the Company’s Reconciliations of Non-GAAP financial Measures to the Nearest Comparable GAAP Measure for the three months ended March 31, 2013 and 2012 in exhibit 99.1 to this Current Report on Form 8-K filed on May 2, 2013.